RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED SEPTEMBER 16, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015,

(as amended through August 11, 2015)

RX TACTICAL ROTATION FUND (formerly the Rx MAR Tactical Conservative Fund) (TICKERS: FMARX, RXTAX, FMLAX)

This supplement to the Statement of Additional Information (“SAI”), dated March 1, 2015, as amended through August 11, 2015, updates certain information with respect to the Rx Tactical Rotation Fund, a series of the Trust (the “Fund”) which was provided in a Supplement dated August 5, 2015 (the “August 5th Supplement”).

At a special board meeting held on August 21, 2015, the Board of Trustees of the Fund, after careful consideration, approved a change in the sub-adviser for the Fund upon the recommendation of RiskX Investments, LLC, the Fund’s Adviser (“RiskX Investments”) from BFP Capital Management (“BCM”) to Newfound Research, LLC, subject to the written consent of the Fund’s sole shareholder, which has been received. At the August 21, 2015 meeting, the Board approved the termination of the current sub-advisory agreement with BCM, and RiskX Investments provided notice to BCM of such termination, to be effective as of September 26, 2015.

Effective September 27, 2015, references to BCM, as stated in the August 5th Supplement, are stricken and replaced with the following information:

1.     Under “Investment Advisory and Other Services”, the following changes are effective immediately:

a.     In the “Investment Adviser” section under the “Advisory Agreement and Fees”, the amended table following the second paragraph as presented in the August 5th Supplement is amended to reflect revised sub-advisory fees with respect to the Rx Tactical Rotation Fund as follows:

Fund	Fund Average Net Assets (“ANA”)	Rate
Rx Tactical Rotation Fund	Up to $20 million	0.0%
	>$20 million, <$100 million $100 million, <$500 million $500 million, <$1 billion $1 billion or greater	0.50%* 0.40% 0.375% 0.35%
*Fees earned will be 0.50% less fees waivers, or half the investment advisory fee

b.     Under the “Sub-Adviser” section the following information replaces in its entirety the information that was added in the August 5th Supplement with respect to the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund::

Rx Tactical Rotation Fund and Rx Traditional Allocation Fund. RiskX Investments has engaged Newfound Research LLC (“Newfound”) to assist in the daily management of the portfolios for the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund. Newfound is located at 425 Boylston Street, 3rd Floor, Boston, MA 02116. Pursuant to a sub advisory agreement, Newfound serves as the investment sub-adviser to the Fund and is responsible for providing the Adviser with a model portfolio for each the two Funds. The Adviser is responsible for final portfolio allocation decisions and for placing all transactions. The Adviser monitors each Fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs and/or securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The investment team of Mr. Corey Hoffstein and Mr. Justin Sibears is primarily responsible for providing the model portfolio. For more about the portfolio managers, please see the section below titled “PORTFOLIO MANAGER INFORMATION.”

2.     Information under the section titled “Portfolio Manager Information” that was updated in the August 5th Supplement is changed as follows:

a.     The inserted information in the section “Portfolio Managers” for Rx Tactical Rotation Fund and Rx Traditional Allocation Fund is reflected as follows:

Rx Tactical Rotation Fund and Rx Traditional Allocation Fund (Newfound)

Corey Hoffstein is a co-founder of Newfound and serves the roles of Chief Investment Officer and Chief Technology Officer. Mr. Hoffstein researched and developed Newfound’s core momentum models that have been utilized to help power the tactical asset allocation decisions for over $10 billion. Mr. Hoffstein serves as chairman of the firm’s Investment Committee, is responsible for overseeing the Investment Strategies group, and serves as portfolio manager for the company’s investment strategies. Mr. Hoffstein holds a Master of Science in Computational Finance from Carnegie Mellon University and a Bachelor of Science in Computer Science, cum laude, from Cornell University.

Justin Sibears is a Managing Director in Newfound’s Investment Strategies group, where he is responsible for the ongoing research and development of new intellectual property and strategies. Mr. Sibears joined Newfound in March 2012. His focus is on purely quantitative applications of our technology. Mr. Sibears is a portfolio manager for all of the firm’s direct strategies and is a member of Newfound’s Investment Committee. Prior to Newfound, Mr. Sibears worked for J.P. Morgan and Deutsche Bank. At J.P. Morgan, he structured and syndicated ABS transactions while also managing risk on a proprietary ABS portfolio. At Deutsche Bank, Justin worked on the event-driven, high-yield debt, and mortgage derivative trading desks. Mr. Sibears holds a Master of Science in Computational Finance and a Master of Business Administration from Carnegie Mellon University as a well as a BBA in Mathematics and Finance from the University of Notre Dame.

b.     In the table under the “Beneficial Ownership by Portfolio Manager” section, which was amended in the August 5th Supplement, the reference to Mr. David Haviland is stricken.

c.     In the table under the “Account Management Disclosures” section, which was amended in the August 5th Supplement, the reference to Mr. David Haviland is stricken.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE